SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule  14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          FRANKLIN TEMPLETON JAPAN FUND
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No Fee Required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
            .................................................................

         2) Aggregate number of securities to which transaction applies:

            .................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ................................................................

         4) Proposed maximum aggregate value of transaction:

            .................................................................

         5) Total fee paid:

            .................................................................

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            ...........................................................
         2) Form, Schedule or Registration Statement No.:
            ...........................................................
         3) Filing Party:
            ...........................................................
         4) Date Filed:
            ...........................................................

                                         FRANKLIN TEMPLETON JAPAN FUND
                                         100 Fountain Parkway
                                         P.O. Box 33030
                                         St. Petersburg, FL 33733-8030
                                         1-800/DIAL BEN

                                                     December 29, 1997
Dear Shareholder:

This document announces the date, time and location of a Special Meeting of Shareholders of the Franklin Templeton Japan Fund (the "Fund"). It identifies the proposal to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD!

This meeting is critically important. You are being asked to consider and approve a Plan of Liquidation and Dissolution which would result in the Fund being liquidated and the proceeds from your shares of the Fund being distributed to you.

The transaction is being proposed because the projected growth in assets of the Fund was not sufficient to continue to offer competitive performance and high quality service to shareholders over the long term. Consequently, after studying several options, the Fund's Board of Trustees has recommended that it would be in the best interest of the shareholders to terminate the Fund.

In making this decision, the Board took into consideration your ability to exchange your Fund shares for shares of other funds in the Franklin Templeton
Group of Funds. Generally, you will not pay a front-end sales charge or a Contingent Deferred Sales Charge when you exchange shares. HOWEVER, BEFORE MAKING AN EXCHANGE, YOU SHOULD CAREFULLY READ THE PROSPECTUS OF THE FUND YOU ARE INTERESTED IN, TO LEARN MORE ABOUT THE FUND AND ITS RULES AND REQUIREMENTS FOR EXCHANGES. If you are interested in receiving a free prospectus for a Franklin Templeton Fund, call 1-800/DIAL BEN.

In this respect, the Templeton Pacific Growth Fund (the "Pacific Fund") offers investment objectives and policies which are similar to the Fund's.

The Pacific Fund has the same investment objective as the Fund which is long-term growth of capital. Also, the Pacific Fund has substantially similar investment strategies and policies by which it seeks to achieve the investment objective. Under normal circumstances, the Pacific Fund invests at least 65% of its assets in equity securities that trade on markets in the Pacific Rim and which are issued by companies (i) domiciled in the Pacific Rim, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. A copy of the prospectus for the Pacific Fund is included with this proxy statement.


Thank you for the confidence you have demonstrated in the Franklin Templeton Japan Fund. It has been our constant endeavor to reward your confidence by serving your best interest at all times. We believe that our proposed action is consistent with that objective. We hope that you will read the attached Proxy Statement and vote in favor of the liquidation and dissolution of the Fund.



                                   Sincerely,


                                    Barbara J. Green
                                    Secretary

                                TABLE OF CONTENTS


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT..........................................................1

         Information about Voting........................................1
         Liquidation and Dissolution of the Fund.........................3
         Other Information About the Fund................................5

EXHIBIT A - Plan of Liquidation and Dissolution

                                PRELIMINARY COPY

                          FRANKLIN TEMPLETON JAPAN FUND
                              100 Fountain Parkway
                                 P.O. Box 33030
                          St. Petersburg, FL 33733-8030

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Franklin Templeton Japan Fund (the "Fund") will be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, FL 33394-3091 on February 19, 1998 at 10:00 a.m., Eastern time. During the Meeting, shareholders of the Fund will vote:


         1. To approve or disapprove the liquidation and dissolution of the Fund, pursuant to the proposed Plan of Liquidation and Dissolution; and

         2. To vote upon any other matters which may legally come before the Meeting or any adjournment thereof.


                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary
December 29, 1997


                PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                 PROXY STATEMENT
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 19, 1998

                            INFORMATION ABOUT VOTING

ON WHAT ISSUE AM I BEING ASKED TO VOTE?

         You are being asked to consider and approve a Plan of Liquidation and Dissolution ("Liquidation Plan") which would result in the Franklin Templeton Japan Fund (the "Fund") being liquidated and the proceeds from such liquidation being distributed to you in proportion to the value of your shares. The Liquidation Plan is described below under "Liquidation and Dissolution of the Fund."

         The Board of Trustees of the Fund is asking you to vote on the proposal to liquidate the Fund. It is expected that this Proxy Statement and Proxy will be mailed to shareholders on or about December 29, 1997. In addition to solicitations by mail, some of the Fund's officers and employees, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. Shareholder Communications Corporation has been retained to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders is expected to be approximately $3,500. The Fund and the Fund's Investment Manager, Templeton Investment Counsel, Inc., are each paying half the cost of soliciting your vote.

         THE TRUSTEES OF THE FUND RECOMMEND THAT YOU VOTE TO APPROVE THE LIQUIDATION PLAN.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person or you may complete and return the attached proxy. A proxy card is, in essence, a ballot.

         All proxies that are properly signed, dated and received prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicated. If you do not specify a choice on the proxy card, your shares will be voted: (1) FOR the liquidation and dissolution of the Fund, pursuant to the proposed Liquidation Plan; and (2) in accordance with the views of management upon any other matters not now known which may legally come before the Meeting or any adjournment thereof.

CAN I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is voted either by sending a written revocation addressed to the Fund, or by attending the Meeting and voting in person.



HOW MANY VOTES ARE NEEDED TO APPROVE THE LIQUIDATION PLAN?

According to the Fund's Agreement and Declaration of Trust, an affirmative vote of a majority of the outstanding shares of the Fund is necessary to approve the Liquidation Plan. This is defined as an affirmative vote by the lesser of: (i) 67% of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by a proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will be treated as votes not cast for purposes of determining whether the Liquidation Plan was approved, and, therefore, will not be counted. However, they will be counted for purposes of determining whether a quorum is present at the Meeting.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on December 23, 1997, will be entitled to vote at this Meeting. Each share is entitled to one vote.

         On December 23, 1997 , the outstanding number of shares of the Fund were [number] each of which had a par value of $0.01. The Fund's net assets totaled [amount] and were held by [number] shareholders. As of that date, the Fund's officers and Trustees, as a group, owned of record and beneficially approximately [number] shares or less than 1% of the Fund's total outstanding shares. The following companies and individuals owned more than 5% ([number] shares) of the outstanding shares of the Fund:



TITLE OF CLASS                 NAME AND ADDRESS OF          AMOUNT OF BENEFICIAL        PERCENT OF CLASS
                               BENEFICIAL OWNER             OWNERSHIP

Common Shares






                     LIQUIDATION AND DISSOLUTION OF THE FUND

WHY IS THE LIQUIDATION BEING RECOMMENDED?

        In October 1997, management of the Fund presented to the Board of Directors a proposal for the liquidation and dissolution of the Fund. Management noted that the Japanese market and economy have not performed well since the Fund was launched. In management's view, the Fund's current expense ratio is not competitive without waiver of fees by the Investment Manager and Fund Administrator and expense reimbursements. The Fund's sales and redemption experience over its three years of operation led management to believe that there is limited potential for significant investor interest in the Fund in the future. Without a significiant increase in net assets, management believed it would be unlikely that the Fund would be able to operate at an efficient expense level. In light of the above, management recommended that the Board vote to liquidate and dissolve the Fund.

         In light of management's recommendation, the Board on October 18, 1997 unanimously determined that liquidation and dissolution of the Fund was in the best interests of the shareholders and unanimously approved the Liquidation Plan.

WHAT HAPPENS IF THE LIQUIDATION IS APPROVED?

         The Board of Trustees has approved the Liquidation Plan set forth in Exhibit A to this proxy statement. If the Shareholders vote to liquidate the Fund, the liquidation will be carried out according to the terms of the Liquidation Plan. The terms of the Liquidation Plan are summarized here.

         1. EFFECTIVE DATE OF THE LIQUIDATION PLAN AND CESSATION OF THE FUND'S BUSINESS AS AN INVESTMENT COMPANY. The Liquidation Plan will become effective on the date that it is adopted and approved by an affirmative vote of a majority of the outstanding voting shares of the Fund (the "Effective Date"). Following this approval, the Fund will cease making new investments of its assets in accordance with its investment objective and begin the process of disposing of its portfolio securities in order to convert its assets to cash. It will not engage in any business activities except to dispose of portfolio securities and to distribute its assets to its shareholders (after it pays in full its creditors) and to wind up its affairs. (See the Plan at Sections 1-3 and 5)

         2. CLOSING OF BOOKS AND RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. On the Effective Date, the books of the Fund will be closed and the shareholders' proportionate interests in the Fund will be fixed. (See the Plan at Section 4)

         3. LIQUIDATING DISTRIBUTION. As soon as practicable after the approval of the Liquidation Plan, the Fund will mail to each shareholder:
(1) a distribution amount equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. (See the Plan at Section 6)

         4. EXPENSES. The Fund and Templeton Investment Counsel, Inc., the Fund's Investment Manager, will each pay half of the expenses incurred in carrying out the Liquidation Plan. Before the liquidating distribution is mailed to shareholders, the Fund will pay other expenses and liabilities incurred (or expected to be incurred) by the Fund before the distribution. (See the Plan at Sections 5 and 7)

5. CONTINUED OPERATION OF THE FUND. After the liquidating distribution is mailed to shareholders, the Trustees will continue in office until the Fund is dissolved in accordance with the laws of the state of Delaware and deregistered as an investment company with the U.S. Securities and Exchange Commission. The Trustees will have the authority to authorize variations from, or changes to, the Liquidation Plan if appropriate to accomplish the liquidation and dissolution. (See the Plan at Sections 8-10)

WHAT WILL I RECEIVE WHEN THE FUND IS LIQUIDATED?

         If the Liquidation Plan is approved, you will receive a distribution in an amount equal to your interest in the net assets of the Fund as determined on the Effective Date.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE LIQUIDATION?

         You will recognize gain or loss on the liquidating distribution equal to the difference between your basis in the Fund shares liquidated and the proceeds received therefor. Such gain or loss will be capital if the Fund shares were held as capital assets. For each individual shareholder, such gain or loss will be short-term if the Fund shares were held one year or less on the date of the liquidating distribution; mid-term if held more than one year but eighteen months or less on the date of the liquidating distribution; or long-term if held more than eighteen months on the date of the liquidating distribution. Net short-term gains of individuals are taxed at the same rate as ordinary income; net mid-term gains are taxed at the maximum rate of 28%; and, net long-term gains are taxed at the maximum tax rate of 20%.

WHAT IF THE LIQUIDATION IS NOT APPROVED?

         If the shareholders do not approve the Liquidation Plan, the Fund will temporarily continue to operate as an open-end registered management investment company and will continue to offer its shares and invest its assets in accordance with its stated objectives and policies. The Board will then consider other alternatives for the future of the Fund.

WILL ANY OTHER MATTERS BE PRESENTED AT THE MEETING?

         The Board is not aware of any other matters to be presented at this Meeting. If any other matters are properly presented at the Meeting, the proxy holders will vote in accordance with the views of management.

                        OTHER INFORMATION ABOUT THE FUND

         The Fund was organized as a business trust under the laws of Delaware on October 29, 1991. The Fund's investment objective is long-term capital growth which it seeks to achieve through investing its assets primarily in securities of companies domiciled in Japan and traded in the Japanese securities markets. Templeton Investment Counsel, Inc. is the Fund's Investment Manager, which is located at 500 East Broward Blvd., Fort Lauderdale, FL 33394-3091. Franklin Templeton Services, Inc. is the Fund's Administrator, which is located at 777 Mariners Island Blvd., San Mateo, CA 94403-7777.

         The Fund's Annual Report, dated March 31, 1997, and Semi-Annual Report, dated September 30, 1997, have been mailed to all shareholders. You may request a free copy of each report by writing to the Fund's principal underwriter, Franklin Templeton Distributors, Inc., at 777 Mariners Island Blvd., San Mateo, CA 94403-7777, or by calling 1-800/DIAL BEN.



                                          By Order of the Board of Trustees,

                                                             Barbara J. Green
                                                             Secretary

Dated: December 29, 1997

                                                               EXHIBIT A



                          FRANKLIN TEMPLETON JAPAN FUND
                       PLAN OF LIQUIDATION AND DISSOLUTION

         The following Plan of Liquidation and Dissolution ("Plan") of Franklin Templeton Japan Fund (the "Fund"), a business trust organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Delaware.

         WHEREAS, on October 18, 1997, the Fund's Board of Trustees unanimously determined that it is in the best interest of the Fund and its shareholders to liquidate and dissolve the Fund and has considered and adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to shareholders of the Fund for approval;

         NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the approval, by the affirmative vote of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act, as modified by or interpreted by any applicable rules, regulations, releases or orders of the Securities Exchange Commission (the "SEC"). The day of such approval by shareholders is hereinafter called the "Effective Date."

2. DISSOLUTION. As promptly as practicable, the Fund shall be dissolved in accordance with the laws of the State of Delaware, particularly Section 3808 ("Existence of business trust") of Title 12, Chapter 38 of the Delaware Code.

         3. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund's liabilities.

         4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect, the shareholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates or otherwise.

         5. LIQUIDATION OF ASSETS AND PAYMENT OF DEBTS. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay, in full all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown.

         6. LIQUIDATING DISTRIBUTION. As soon as practicable after the Effective Date the Fund shall mail to each shareholder of record on the Effective Date:
(1) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding certificated shares of the Fund will be deemed canceled. Shareholders in possession of certificated shares of the Fund will not be
required  to  surrender   their   certificates   to  complete  the   liquidating
distribution.

7. MANAGEMENT AND EXPENSES OF THE FUND SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. The Fund and Templeton Investment Counsel, Inc. (the "Adviser") shall bear equally the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to or meeting of shareholders.

         8. CERTIFICATE OF CANCELLATION. Upon completion of the Liquidating Distribution, the trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with Section 3810 of the Delaware Business Trust Act, which certificate may be signed by any one trustee.

9. DEREGISTRATION AS AN INVESTMENT COMPANY. Upon completion of the Liquidating Distribution, the trustees shall cause to be filed with the SEC an application for an order declaring that the Fund has ceased to be an investment company.

         10. POWER OF BOARD OF TRUSTEES. The Board, and subject to the trustees, the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan. The Board of Trustees shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware.



Date: October 18, 1997

              SPECIAL MEETING OF SHAREHOLDERS OF FRANKLIN TEMPLETON
                                   JAPAN FUND

                                February 19, 1998


The undersigned hereby revokes all previous proxies for his shares and appoints Barbara J. Green, James R. Baio and John R. Kay, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Japan Fund (the "Japan Fund") which the undersigned is entitled to vote at the Japan Fund's Special Meeting to be held at 500 E. Broward Blvd., 12th Floor, Fort Lauderdale, FL 33394 at 10:00 a.m., Eastern time on February19, 1998, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

No. 1 To approve the liquidation and dissolution of the Fund, pursuant to the proposed Plan of Liquidation and Dissolution.


         FOR                  AGAINST                    ABSTAIN

         [ ]                    [ ]                         [ ]


          To vote in accordance with the views of management upon any other matters which may legally come before the Meeting or any adjournment thereof.


          GRANT                                           WITHHOLD

           [ ]                                               [ ]






                                                       PLEASE SEE REVERSE SIDE

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN TEMPLETON JAPAN FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE LIQUIDATION AND DISSOLUTION OF THE FRANKLIN TEMPLETON JAPAN FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


                                        Dated:
                                              --------------------------------


                                        --------------------------------------
                                        Signature

                                        --------------------------------------
                                        Print Name

                                        --------------------------------------
                                        Signature

                                        --------------------------------------
                                        Print Name

                                        Note: Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares
                                        are held jointly, each holder must sign.

IMPORTANT:  PLEASE SIGN AND SEND YOUR PROXY. . . TODAY!
YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.